NOTE: THIS DOCUMENT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. PORTIONS OF THIS DOCUMENT FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED HAVE BEEN REDACTED AND ARE MARKED HEREIN BY “[***]”. SUCH REDACTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE COMMISSION PURSUANT TO THE CONFIDENTIAL TREATMENT REQUEST.

SETTLEMENT AND LICENSE AGREEMENT

This Settlement and License Agreement (“Agreement”) is made as of January 26, 2018 (“Effective Date”) between Apple Inc., a California corporation (“Apple”) and Immersion Corporation, a Delaware corporation (“Immersion”). As used herein, “Party” refers to either Immersion or Apple, and “Parties” refers to Immersion and Apple collectively.

WHEREAS, Apple desires to acquire a non-exclusive license under [***] patents [***], and to resolve any disputes related thereto.

WHEREAS Immersion brought suit against Apple in United States International Trade Commission Inv. Nos. 337-TA-1004/990 (consolidated); Immersion Corp. v. Apple Inc., et al., Civil Action Nos. 1:16-cv- 00077 and 1:16-cv- 00325 (D. Delaware); and an action in the Beijing High People’s Court against Apple Computer Trading (Shanghai) Co., Ltd., Apple Electronic Product Commerce (Beijing) Co., Ltd., and Apple Trading (Shanghai) Co., Ltd. (collectively, the “Lawsuit”); and

WHEREAS the Parties now desire to settle the Lawsuit and enter into this agreement providing for a [***] settlement of the subject matter of the Lawsuit and for certain [***], all on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the above premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.0     DEFINITIONS.

1.1    “Licensed Product” means [***] product, product line, service, device, system, component, hardware, software, any combination of the foregoing, or other offering that is designed, branded, made, used, sold, offered for sale, leased, purchased, licensed, imported, exported, supplied or otherwise provided [***].  For the avoidance of doubt, any of the above enumerated items that is not designed, branded, made, used, sold, offered for sale, leased, purchased, licensed, imported, exported, supplied or [***] shall not

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qualify as a Licensed Product even if such item is identical or similar to an item that is supplied or [***]. Notwithstanding the above, no right to become a foundry to third parties other than [***] is granted under this Agreement.

1.2    “Immersion Patents” means (i) [***] patents and patent applications (along with patents issuing thereon) [***] that are, as of the Effective Date, [***], including without limitation U.S. Patent Numbers 8,772,356, 8,619,051, 8,659,571, 7,336,260, 7,808,488, 8,749,507, 8,581,710, and (ii) any divisional, continuation, continuation-in-part, reissue, reexamination, utility model, foreign counterpart, parent or extension of any patent or application included in Section 1.2(i) or (ii), and any patent or patent application whose [***]. Notwithstanding anything to the contrary, the term “Immersion Patents” do not include: (a) patents and patent applications owned or controlled by a third party that acquires Immersion or any of its Affiliates after the Effective Date, whether by merger, acquisition, or purchase of all or substantially all of the assets of Immersion or its Affiliates; (b) patents and patent applications owned or controlled by a third party that is acquired by Immersion or any of its Affiliates after the Effective Date, whether by merger, acquisition, or purchase of all or substantially all of the assets of such third party; or (c) Conditional Patents.

1.3    “Conditional Patents” shall mean a patent or patent application for which the grant of licenses, releases, or freedom from suit to a third party results in an obligation to pay, or the payment of, additional royalties by Immersion or any of its Affiliates to a third party owner or a third party licensor of the patent or patent application. Immersion represents and warrants that, as of the Effective Date, [***].

1.4    “Affiliate” means, with respect to a person, corporation or other entity, any other person, corporation or entity that directly or indirectly controls, is controlled by, or is under common control with such corporation or entity. For purposes of this definition, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a person, corporation or other entity whether through the ownership of voting securities, by contract or otherwise. Notwithstanding the above, Affiliates shall not include any Excluded Apple Assignees.

1.5    “Covered Apple Parties” means Apple, [***], in each case, solely to exercise the rights set forth in Section 2 with respect to Licensed Products.

1.6    “Excluded Apple Assignee” shall mean, [***].

1.7    “Pending Inter Partes Reviews” shall mean: (a) the proceedings pending in the United States Patent and Trademark Office to conduct an inter partes review of Immersion patents based on petitions Apple filed with the Patent Trial and Appeal Board (“PTAB” or “Board”), including the following IPRs: IPR2016-1372 (’571 patent), IPR2016-1381 (’356 patent), IPR2016-1603 (’710 patent), IPR2016-1884 (’260 patent), and IPR2016-1907 (’488 patent), (b) the Requests for Reexaminations and Invalidation at the State Intellectual Property Office of the People’s Republic of China of Chinese Patent No. ZL02821854.X and Chinese Patent No. ZL200810008845.X, and (c) any other pending

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proceedings by Apple or its Affiliates challenging or contesting the validity or enforceability of the Immersion Patents.

2.0	LICENSE AND RELEASE.

2.1    License. Subject to the terms and conditions of this Agreement [***] and solely during the Term, Immersion, on behalf of itself, its Affiliates, and their successors and assigns, grants to the Covered Apple Parties a [***] license under the Immersion Patents to make, have made, use, purchase, sell, offer for sale, license, lease, import, export, or otherwise dispose of [***].

2.2    Covenant. In addition to Sections 2.1

2.2.1 By Immersion. In addition to [***], and effective and conditioned upon [***], Immersion, on behalf of itself, its Affiliates, and their successors and assigns, hereby covenants not to sue the Covered Apple Parties for infringement of the Immersion Patents with respect to Licensed Products licensed above in Section 2.1. No Licensed Product shall be used to satisfy any claim or claim element asserted by Immersion or its Affiliates, and their successors and assigns, against Apple, its Affiliates, their successors and assigns, customers, users, licensees, service providers, distributors, retailers, or direct and indirect suppliers. Notwithstanding anything to the contrary in this Agreement, the covenant not to sue in this Section 2.2.1 shall not: (a) preclude Immersion or any of its Affiliates from bringing a claim for a breach of this Agreement; or (b) prevent Immersion from bringing an infringement suit against a Covered Apple Party or its Affiliates after the termination or expiration of this Agreement for actions that occur after termination or expiration of this Agreement, or with respect to patents that are not Immersion Patents.

2.2.2 By Apple. Apple, on behalf of itself, its Affiliates, and their successors and assigns, hereby covenants not to sue Immersion, its Affiliates, their successors and assigns, direct or indirect customers, users, licensees, service providers, distributors, retailers, or direct and indirect suppliers for any claims related to the Immersion Patents, and covenants not to contest or assist in the contest in any forum, including federal courts, whether under 28 U.S.C. §§ 2201-2202 or not, United States Patent and Trademark Office, and/or the International Trade Commission, that the Immersion Patents are valid and enforceable. This section shall not apply, however, if Immersion, or its Affiliates, successors, directors, employees, or agents (a) breaches the covenant not to sue of Section 2.2.1 in any regard; (b) acts in a manner inconsistent with the licenses and releases of Sections 2.1 and 2.3 in any regard; or (c) alleges or claims that any Covered Apple Party infringes or will infringe the Immersion Patents based on Licensed Products.  This section shall not preclude Apple, or any Apple Affiliate, successor, assign, predecessor, customer, or supplier, who receives a lawful subpoena, discovery request, Court or administrative order, or any other form of legal process or government directive, from responding to such a request, order, or directive by producing or providing documents, testimony, or other information.

2.3	Release.

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2.3.1 By Immersion. [***], Immersion, on behalf of itself, its Affiliates, and their successors and assigns hereby releases, acquits and forever discharges the Covered Apple Parties from any and all actions, causes of action, claims or demands, liabilities, losses, damages, attorney fees, court costs, or any other form of claim or compensation, whether known or unknown as of the Effective Date, arising out of the facts, events or occurrences underlying or giving rise to or otherwise related to, [***] any released party on account of any such claim. For the avoidance of doubt, the release set forth in this Section 2.3.1 shall not prevent Immersion from bringing an infringement suit against a Covered Apple Party or its Affiliates after the termination or expiration of this Agreement for actions that occur after termination or expiration of this Agreement, or with respect to patents that are not Immersion Patents.

2.3.2 By Apple. In addition to Section 2.2, Apple, on behalf of itself, its Affiliates, and their successors and assigns hereby releases, acquits and forever discharges Immersion (together with its Affiliates, predecessors, successors, agents, attorneys, insurers, servants, distributors, licensees, service providers, retailers, suppliers, employees, officers, directors, users and customers) from any and all actions, causes of action, claims or demands, liabilities, losses, damages, attorney fees, court costs, or any other form of claim or compensation, whether known or unknown as of the Effective Date, [***]. This section shall not apply, however, if Immersion, or its Affiliates, successors, directors, employees, or agents (a) breaches the covenant not to sue of Section 2.2 in any regard; (b) acts in a manner inconsistent with the licenses and releases of Sections 2.1 and 2.3.1 in any regard; or (c) alleges or claims that Apple, any Apple Affiliate, or any Apple successor, assign, predecessor, customer, or supplier infringes or will infringe the Immersion Patents based on Licensed Products.

2.4    Each Party, having specific intent to release all potential claims described in the foregoing Sections 2.1, 2.2, and 2.3, whether known or unknown, does hereby acknowledge and expressly waive the provisions of Section 1542 of the California Civil Code (and similar provisions in other jurisdictions, whether by statute or common law), which provides:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her, must have materially affected his settlement with debtor.”

2.5    Dismissal. [***], Immersion shall submit on behalf of the parties (i) in the ITC, a motion to terminate the ITC Investigation in substantially the form attached hereto as Exhibit A-1; (ii) in the District Court for the United States District of Delaware, a joint stipulation of dismissal of all claims with prejudice and counterclaims without prejudice, in substantially the form attached hereto as Exhibit A-2; (iii) documents requesting the termination and dismissal of all pending IPRs in substantially the form attached hereto as Exhibit A-3 or otherwise mutually agreed upon by the parties; and (iv) a request that the

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action before the Beijing High People’s Court be dismissed with prejudice in a form satisfactory to Immersion’s counsel in the Chinese action. In the event that papers other than those attached hereto as exhibits are required to effectuate the dismissal, the parties will cooperate in order to prepare such papers and effectuate the dismissal of the Lawsuit. Immersion and Apple, on behalf of themselves and their Affiliates, further agree to take no additional action to prosecute the Lawsuit against the other party (except that Immersion may appeal the ‘571 patent IPR and the ‘356 patent IPR if those proceedings are not terminated pursuant to the motion of the parties), including seeking any discovery or other relief, after such request for dismissal is made. Apple makes no admission of infringement or liability by the negotiation, execution, or performance of this Agreement.

2.6    To the extent that Immersion does not have the right to grant fully the releases, licenses, covenants and other rights set out in this Agreement, it grants the broadest such rights that it is entitled to grant consistent with the terms set out herein.

3.0    CONSIDERATION.

3.1    [***], Apple will pay to Immersion [***] which is non-refundable and non-creditable. [***]

3.2    Option. Subject to the terms and conditions of this Section 3.2, if Apple provides written notice of its intent to exercise the option described in this Section 3.2 (the “Option”) and agrees to pay Immersion [***] (the “Option Fee”), then the Term shall be automatically extended until the expiration of the last Immersion Patent. The Option Fee shall be non-refundable and non-creditable if paid. The payments described in [***] shall be the [***] compensation paid to Immersion for the rights granted in this Agreement, and [***]. Payment of the Option Fee shall be made by electronic transfer of funds to Immersion’s bank account set forth in Section 3.1 (or such other Immersion bank account as Immersion provides to Apple). Immersion shall provide notice to Apple [***] informing Apple of the its right to exercise the Option. Such notice shall include the deadline by which Apple is required to accept the Option, which deadline shall be no earlier than [***] and shall attach an updated wire instructions and Form W-9 (or equivalent). Notwithstanding the foregoing, the Option shall remain available to Apple until [***] pursuant to the Agreement. If Apple exercises the Option, then the Option Fee shall be due within [***] of the date that Apple exercises the Option.

3.3    Attached as Exhibit C to this Agreement is Immersion’s IRS Form W-9.   Immersion will be responsible for any duties, taxes, and levies resulting from any payment hereunder.

4.0    WARRANTIES.

4.1    Apple warrants and represents that it is a validly existing business and in good standing under the laws of the respective jurisdictions in which it has activities, and

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has the full power and authority to enter into this Agreement and to perform its obligations hereunder and consummate the transactions contemplated herein.

4.2    Immersion represents and warrants to Apple that: (a) it has all requisite legal right, power and authority to execute, deliver and perform this Agreement; (b) as of the Effective Date, it owns or otherwise has the right to license the Immersion Patents, and that no other third party owns any right to enforce or recover for infringement of the Immersion Patents by Apple or its Affiliates; (c) it has not granted and will not grant any licenses or other rights, under the Immersion Patents or otherwise, that would conflict with or prevent the licenses, covenants, releases and rights granted to Apple and its Affiliates hereunder; and (d) it has not sold or assigned patents or patent applications since the filing of the Lawsuit. Immersion represents and warrants that there are no liens, conveyances, mortgages, assignments, encumbrances, or other agreements that would prevent or impair the full and complete exercise of the terms of this Agreement. Immersion agrees to indemnify and hold Apple and its Affiliates harmless from any claim brought by a third party who claims any interest in, or any right to recover under any Immersion Patent. Immersion shall not grant or assign any rights under the Immersion Patents, unless such grants or assignments are made subject to the rights granted in this Agreement.

4.3    As of the Effective Date, Immersion represents and warrants that it does not directly or indirectly own or control, nor is it owned or controlled by or in common with, any other company or other entity that owns any patents or patent applications other than the Immersion Patents. The express purpose of this clause is to permit Apple to understand all patent rights that could be asserted against it by anyone having an interest in the Immersion Patents; as such, any omission is deemed material to this entire Agreement. In the event that, and notwithstanding this representation and warranty of Section 4.3, there are other patents that are directly or indirectly owned or controlled by Immersion or another entity that is owned or controlled by or in common with Immersion, then such other patents shall be treated as if they were Immersion Patents for the purposes of all licenses, covenants, releases and other rights granted in this Agreement.

5.0    TERM AND TERMINATION.

5.1    This Agreement shall commence as of the Effective Date and continue until [***] (the “Term”); provided that if Apple exercises the Option and pays the Option Fee to Immersion in accordance with Section 3.2, then this Agreement shall continue until the expiration of the last Immersion Patent. Upon expiration or termination of the Term, the licenses and covenants not to sue set forth in this Agreement shall cease.

5.2    Other than as set forth in Section 5.1, this Agreement may only be terminated by mutual written agreement of the Parties.

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6.0	ASSIGNABILITY.

6.1    Neither party may grant or assign any rights or delegate any duties under this Agreement to any third party without the prior written consent of the other, and any attempted assignment without such consent shall be null and void. Notwithstanding the foregoing, Apple may (i) assign rights under this Agreement to any of its Affiliates, except any Excluded Apple Assignee and (ii) assign rights under this Agreement to (a) an acquirer of all or substantially all of the equity or assets of its business to which this Agreement relates or (b) the surviving entity in any merger, consolidation, equity exchange, or reorganization of its business to which this Agreement relates, provided however that the licenses and/or covenants not to sue as applied to such acquirer or surviving entity is limited to products and services that qualify as Licensed Products and equivalent generations thereof as of the effective date of the applicable transaction in (ii); and (2) Immersion may (i) assign rights under this Agreement to any of its Affiliates, (ii) assign this Agreement to an acquirer of all or substantially all of the equity or assets of its business to which this Agreement relates, or (iii) the surviving entity in any merger, consolidation, equity exchange, or reorganization of its business to which this Agreement relates. All license rights and covenants contained herein shall run with the Immersion Patents and shall be binding on any successors-in-interest or assigns thereof. Immersion and its Affiliates shall not assign any Immersion Patent to any other party unless such assignment or grant is subject to all of the terms and conditions of this Agreement. Any attempted assignment or grant in contravention of this Section 6.1 shall be null and void. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the Parties and their permitted successors and assigns.

7.0	CONFIDENTIALITY.

7.1    The terms of this Agreement and all correspondence relating to this Agreement are confidential. The Parties shall keep terms and particulars of this Agreement strictly confidential and no Party shall now or hereafter disclose such terms and particulars to any third party except: (i) with the prior written consent of the other Party, (ii) as may be required by applicable law, regulation or order of a governmental authority of competent jurisdiction, (iii) during the course of litigation so long as the disclosure of such terms and conditions is subject to the same restrictions as is the confidential information of the other litigating parties, such restrictions are embodied in a court-entered protective order limiting disclosure to outside counsel and such disclosing Party provides the other Party written notice at least ten (10) business days prior to such disclosure, (iv) in confidence to the professional legal and financial counsel representing such Party, or (v) in confidence to any party covered by the releases, licenses or covenants granted herein. With respect to the foregoing (ii), such disclosing Party shall, to the extent legally permissible, provide the other Party with prior written notice of such applicable law, regulation or order and, at the request of the other Party, use reasonable efforts to limit the disclosure of the terms and conditions of this Agreement, and to obtain a protective order or other confidential treatment.

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7.2    Immersion may issue a press release as set forth in Exhibit D. Except with respect to such press release, neither Party shall issue a press release or make any other public statement regarding this Agreement or the settlement of the Lawsuit, except that Apple and Immersion may make any statement it deems appropriate to satisfy its various public reporting obligations. Immersion, and its representatives and counsel, shall not directly or indirectly seek any publicity regarding this Agreement, the settlement, or any litigation with Apple by any means, including but not limited to, initiating or responding to any inquiry by the press concerning Apple, the Agreement, the settlement, or the Lawsuit. If a third party expressly inquires about the Lawsuit or the Agreement, the only statements that a Party may provide in response, without breach of the provisions herein, are (i) that [***]; and (ii) to direct the third party [***].

7.3    The confidentiality provisions of this Agreement are material terms of this Agreement, and any breach of these provisions will constitute a material breach of this Agreement. The failure of any Party to enforce at any time any of the provisions governing the confidentiality of the terms of this Agreement or to require at any time performance by any of the Parties of any such provisions shall in no way be construed as a waiver of such provision or relinquishment of the right thereafter to enforce such provision.

8.0	NOTICES.

8.1    All notices required or permitted to be given hereunder shall be in writing and shall be deemed delivered (i) upon receipt if delivered by hand, (ii) the next business day after being sent by prepaid, nationally-recognized, overnight air courier, (iii) five (5) business days after being sent by registered or certified airmail, return receipt required, postage prepaid, or (iv) upon transmittal when transmitted by confirmed telecopy (provided that such notice is followed notice pursuant to any of (i) – (iii) above).

8.2    All notices shall be addressed as follows:

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For Apple:	And with a copy to:
General Counsel Apple Inc. One Apple Park, 301-4GC Cupertino, CA 95014 Fax: (408) 974-8530	Chief IP Counsel Apple Inc. One Apple Park, 169-3IPL Cupertino, CA 95014 Fax: (408) 974-4992
And (for Section 7 notices only) with a copy to: prod_requests@apple.com
For Immersion:
General Counsel Immersion Corporation 50 Rio Robles San Jose, California 95134

9.0	MISCELLANEOUS.

9.1    Immersion has no obligation hereunder to institute any action or suit against any third party for infringement of any of the Immersion Patents, or to defend against any action challenging the validity of the Immersion Patents. Apple has no right to institute any action against any third party for infringement of any Immersion Patent.

9.2    Immersion agrees on behalf of itself, its Affiliates, and their successors and assigns not to claim that the rights conveyed to Apple in this Agreement or Apple’s alleged practice of any Immersion Patent are evidence of a domestic industry pursuant to Section 337(a) of the Tariff Act of 1930 or any similar foreign or domestic statute, and hereby irrevocably waives any such argument.

9.3    Nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, employer-employee, or joint venture relationship between the Parties. Neither Party shall incur any debts or make any commitments for the other. There is no fiduciary duty or special relationship of any kind between the Parties to this Agreement. Each Party expressly disclaims any reliance on any act, word, or deed of the other Party in entering into this Agreement.

9.4    Nothing contained in this Agreement shall be construed as conferring any right to a license or to otherwise use any patent, patent application, trademark, service name, service mark, trade dress, trade secret or other intellectual property belonging to Apple.

9.5    If any portion of this Agreement is found to be invalid, illegal, or unenforceable for any reason, the remainder of the Agreement shall continue in force and,

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if needed, the Parties or a court of competent jurisdiction shall substitute suitable provisions having like economic effect and intent.

9.6    This Agreement cannot be modified, terminated or amended in any respect orally or by conduct of the Parties. Any termination, modification, or amendment may be made only by a writing signed by all Parties. No waiver of any provision shall be binding in any event unless executed in writing by the Party making the waiver.

9.7    This Agreement may be executed in several counterparts (including via PDF, facsimile, or electronic signature), each of which is deemed to be an original but all of which constitute one and the same instrument.

9.8    Each Party and counsel have reviewed and approved this Agreement, and accordingly any presumption or rule of construction permitting ambiguities to be resolved against the drafting party shall not be employed in the interpretation or application of this Agreement.

9.9    The headings inserted in this Agreement are for reference only and are not intended to form any part of the operative portion of this Agreement, and they shall not be employed in the interpretation or application of this Agreement.

9.10    This Agreement shall be construed, and the relationship between the Parties determined, in accordance with the laws of Delaware, notwithstanding any choice-of-law principle that might dictate a different governing law. Each Party irrevocably agrees, consents and submits to jurisdiction and venue in the federal and state courts located within Santa Clara County, California, with respect to any dispute arising out of or relating in any way to this Agreement. The Parties acknowledge that Apple is headquartered in Santa Clara County and that Immersion conducts business in Santa Clara County, and the Parties hereby waive all defenses based upon forum non conveniens, improper venue, or personal jurisdiction.

9.11    This Agreement sets forth the entire understanding of the Parties with respect to the Immersion Patents, and replaces any prior oral or written communications, discussions or agreements between them.

9.12    The remedy for breach of this Agreement shall be limited to damages and/or injunctive relief, as appropriate, for breach of contract and shall not include remedies for patent infringement. The immediately preceding sentence shall not apply with respect to any breach of this Agreement [***].

9.13    EXCEPT WITH RESPECT TO A CLAIM OF INFRINGEMENT OF ONE PARTY’S INTELLECTUAL PROPERTY RIGHTS AGAINST THE OTHER PARTY TO THIS AGREEMENT AND EXCEPT AS OTHERWISE PROVIDED EXPLICITLY HEREIN, IN NO EVENT SHALL ANY PARTY BE LIABLE TO ANY OTHER PARTY OR ANY OTHER PERSON OR ENTITY (UNDER CONTRACT, STRICT LIABILITY,

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NEGLIGENCE, OR OTHER THEORY) FOR SPECIAL, INDIRECT, EXEMPLARY, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, INCLUDING LOST PROFITS, OPPORTUNITIES OR SAVINGS, ARISING OUT OF OR RELATED TO THE SUBJECT MATTER OF THIS AGREEMENT. IN NO EVENT WILL IMMERSION’S AGGREGATE LIABILITY UNDER ALL CLAIMS UNDER OR IN CONNECTION WITH THIS AGREEMENT, WHETHER SUCH CLAIMS ARE IN CONTRACT, TORT, OR ANY OTHER THEORY OF LIABILITY, [***]. The parties acknowledge that the limitations of liability in this Section 9.13 and in the other provisions of this Agreement and the allocation of risk herein are an essential element of the bargain between the parties, without which Immersion would not have entered into this Agreement.

9.14    The Parties acknowledge and agree that the Immersion Patents are “intellectual property” as defined in Section 101(35A) of the United States Bankruptcy Code (the “Code”), as the same may be amended from time to time, that have been licensed hereunder in a contemporaneous exchange for value. Immersion acknowledges that if Immersion, as a debtor in possession or a trustee in bankruptcy in a case under the Code, rejects this Agreement, Apple may elect to retain its rights under this Agreement as provided in Section 365(n) of the Code. Upon written request from Apple to Immersion or the bankruptcy trustee of Immersion’s election to proceed under Section 365(n), Immersion or the bankruptcy trustee shall comply in all respects with Section 365(n), including, without limitation, by not interfering with the rights of Apple as provided by this Agreement.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties to be effective as of the Effective Date.

APPLE INC.	IMMERSION CORP.

By: /s/ Noreen Krall	By: /s/ Carl Schlachte
Name: Noreen Krall Its: Vice President, Chief Litigation Counsel	Name: Carl Schlachte Its: Interim Chief Executive Officer
Dated: January 26, 2018	Dated: January 26, 2018

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EXHIBIT A-1

[MOTION TO TERMINATE ITC INVESTIGATION ATTACHED]

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UNITED STATES INTERNATIONAL TRADE COMMISSION
Washington, D.C.

Before the Honorable Charles E. Bullock
Chief Administrative Law Judge

In the Matter of:

CERTAIN MOBILE ELECTRONIC DEVICES
INCORPORATING HAPTICS (INCLUDING	Inv. No. 337-TA-1004
SMARTPHONES AND SMARTWATCHES)	Inv. No. 337-TA-990
AND COMPONENTS THEREOF	(Consolidated)

CERTAIN MOBILE AND PORTABLE
ELECTRONIC DEVICES INCORPORATING
HAPTICS (INCLUDING SMARTPHONES
AND LAPTOPS) AND COMPONENTS
THEREOF

JOINT MOTION TO TERMINATE THE INVESTIGATION
ON THE BASIS OF A SETTLEMENT AGREEMENT

Complainant Immersion Corporation (“Immersion”) and Respondents Apple Inc. (“Apple”) and AT&T Mobility LLC (“AT&T”) hereby jointly move to terminate the above captioned consolidated Investigation pursuant to 19 C.F.R. § 210.21(b) based on an agreement to settle the dispute underlying the Investigation. This motion is based on the following settlement agreement submitted herewith:

•	Exhibit __ [Confidential Agreement]

•	Exhibit __ [Public Version]
Other than the attached settlement agreement and the stipulations filed in this Investigation, there are no other agreements written or oral, express or implied, between Immersion and Respondents concerning the subject matter of this Investigation.

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The Settlement Agreement between Immersion and Respondents contains Confidential Business Information (“CBI”) within the meaning of 19 C.F.R. § 201.6. Immersion and Respondents therefore request that the Settlement Agreement attached hereto as Exhibit ___ be treated as CBI under the Protective Order (Order No. 1) in this Investigation. A public version of this agreement with the CBI redacted is attached hereto as Exhibit ___.
Ground Rule 3.2 Certification
Pursuant to Ground Rule 3.2, Immersion certifies that reasonable, good-faith efforts to resolve these matters with Respondents and Staff were made at least two business days prior to filing this motion. Respondents have joined the motion and are submitting this motion jointly with Complainant. Staff ______.

Dated: January __, 2018            Respectfully submitted,

/s/	/s/
Morgan Chu	Mark D. Fowler
Richard Birnholz	Christine Corbett
Lisa Glasser	Robert Buergi
Rebecca Carson	DLA PIPER LLP (US)
Babak Redjaian	2000 University Avenue
Maclain Wells	East Palo Alto, CA 94303-2215
Tony Rowles	Telephone: (650) 833-2000
Stephen Payne	Facsimile: (650) 833-2001
Irell & Manella LLP
1800 Avenue of the Stars, Suite 900	Sean C. Cunningham
Los Angeles, CA 90067	Erin P. Gibson
Telephone: (310) 277-1010	Robert Williams
Facsimile: (310) 203-7199	DLA PIPER LLP (US)
401 B Street, Suite 2000
Barbara A. Murphy	San Diego, CA 92101-4240
David F. Nickel	Telephone: (619) 699-2700
Kandis C. Gibson	Facsimile: (619) 699-2701
Foster, Murphy, Altman & Nickel, PC
1899 L Street NW #1150	Brian Erickson
Washington, DC 20036	DLA PIPER LLP (US)

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Telephone: (202) 822-4100	401 Congress Avenue, Suite 2500
Facsimile: (202) 822-4199	Austin, Texas 78701-3799
Telephone: (512) 457-7000
Counsel for Complainant Immersion	Facsimile: (512) 457-7001
Corporation
Counsel for Respondents Apple Inc. and
AT&T Mobility LLC

/s/
Josh Krevitt
Benjamin Hershkowitz
George Stamatopoulos
GIBSON, DUNN & CRUTCHER LLP
200 Park Ave
New York, NY 10166-0193

Mark Reiter
GIBSON, DUNN & CRUTCHER LLP
2100 McKinney Ave Ste 1100
Dallas, TX 75201-6912
Telephone: (214) 698-3100
Eric T. Syu
GIBSON, DUNN & CRUTCHER LLP
3161 Michelson Dr.
Irvine, CA 92612-4412
Telephone: (949) 451-3800

Jill M. McCormack
GIBSON, DUNN & CRUTCHER LLP
1050 Connecticut Ave NW
Washington, DC 20036-5306
Telephone: (202) 955-8500

Counsel for Respondent AT&T Mobility,
LLC

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UNITED STATES INTERNATIONAL TRADE COMMISSION
Washington, D.C.

Before the Honorable Charles E. Bullock
Chief Administrative Law Judge

In the Matter of:

CERTAIN MOBILE ELECTRONIC DEVICES
INCORPORATING HAPTICS (INCLUDING	Inv. No. 337-TA-1004
SMARTPHONES AND SMARTWATCHES)	Inv. No. 337-TA-990
AND COMPONENTS THEREOF	(Consolidated)

CERTAIN MOBILE AND PORTABLE
ELECTRONIC DEVICES INCORPORATING
HAPTICS (INCLUDING SMARTPHONES
AND LAPTOPS) AND COMPONENTS
THEREOF

MEMORANDUM IN SUPPORT OF JOINT MOTION TO TERMINATE THE INVESTIGATION ON THE BASIS OF A SETTLEMENT AGREEMENT

Complainant Immersion Corporation (“Immersion”) and Respondents Apple Inc. (“Apple”) and AT&T Mobility LLC (“AT&T”) jointly move to terminate the above captioned Investigation pursuant to 19 C.F.R. § 210.21(b) based on the attached Settlement Agreement between Immersion and Respondents. See Confidential Exhibit __. The Settlement Agreement has been executed by Immersion and Respondents and completely resolves the dispute in this Investigation. Other than the attached settlement agreement and the stipulations filed in this Investigation, ¹ there are no other agreements written or oral, express or implied, between Immersion and Respondents concerning the subject matter of this Investigation.

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Commission Rule 210.21(b) provides that “[a]n investigation before the Commission may be terminated as to one or more respondents pursuant to section 337(c) of the Tariff Act of 1930 on the basis of a licensing or other settlement agreement.” In determining whether to terminate an Investigation pursuant to a settlement, “the administrative law judge is directed to consider and make appropriate findings regarding the effect of the proposed settlement on the public health and welfare, competitive conditions in the United States economy, production of like or directly competitive articles in the United States, and United States consumers.” Certain Antivenom Compositions and Products Containing Same, Inv. No. 337-TA-903, Order No. 62, 2014 WL 6480574, at *1 (Nov. 13, 2014).
Immersion and Respondents submit that termination of this Investigation is in the public interest and will not have any adverse effect on the public health or welfare, competitive conditions in the United States, production of like or directly competitive articles in the United States, or United States consumers. Commission policy and the public interest generally favors settlements, which preserve Commission and party resources. See, e.g., Certain Wireless Consumer Electronic Devices and Components Thereof, Inv. No. 337-TA-853, Comm’n Op., 2013 WL 12313471 (Sep. 20, 2013) (“[T]he public interest favors settlement to avoid needless litigation and to conserve public and private resources.”); Certain Consumer Electronic Devices, Including Televisions, Gaming Phones, and Tablets, Inv. No. 337-TA-1060, Order No. 27, 2017 WL 6629314 (Dec. 20, 2017) (same). Further, termination pursuant to a settlement is routinely granted in Commission Investigations. See, e.g., Certain Footwear Products, Inv. No. 337-TA-936, Order No. 57, 2015 WL 1802273 (Feb. 23, 2015); Certain Hemostatic Products

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and Components Thereof, Inv. No. 337-TA-913, Order No. 51, 2015 WL 1802261 (Apr. 2, 2015).
In accordance with 19 C.F.R. § 210.21(b), Immersion and Respondents are providing both confidential and public versions of the Settlement Agreement with this motion. Confidential Exhibit __ is the complete and un-redacted Settlement Agreement, and Exhibit __ is the public version of the Agreement.
For the foregoing reasons, Immersion and Respondents respectfully request that the Commission terminate this Investigation, allow them to file the Settlement Agreement as CBI, and approve the proposed public versions of the Settlement Agreement.

¹ The Parties filed the following stipulations in this Investigation: (1) Joint Initial Discovery Stipulations (Apr. 11, 2016) (Doc. ID 578277); (2) Stipulation and Agreement to Terminate AT&T Inc. as a Proposed Respondent (May 9, 2016) (Doc. ID 580714); (3) Stipulation and Agreement Regarding AT&T Accused Products (Aug. 11, 2016) (Doc. ID 587832); (4) Joint Stipulation on Importation and Inventory (Dec. 14, 2016) (Doc. ID 598054); (5) Joint Stipulation on Importation and Inventory (Jan. 11, 2017) (Doc. ID 600692); (6) Stipulation and Agreement Regarding AT&T Accused Products (Mar. 30, 2017) (Doc. ID 607073); (7) Joint Stipulation Regarding Certain Fact Witnesses Not Testifying Live at the Hearing and Admission of Deposition Testimony (Apr. 14, 2017) (Doc. ID 608746); and (8) Joint Stipulation Regarding the Treatment of Source Code Exhibits at Trial (Apr. 28, 2017) (Doc. ID 610033).

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Dated: January __, 2018            Respectfully submitted,

/s/	/s/
Morgan Chu	Mark D. Fowler
Richard Birnholz	Christine Corbett
Lisa Glasser	Robert Buergi
Rebecca Carson	DLA PIPER LLP (US)
Babak Redjaian	2000 University Avenue
Maclain Wells	East Palo Alto, CA 94303-2215
Tony Rowles	Telephone: (650) 833-2000
Stephen Payne	Facsimile: (650) 833-2001
Irell & Manella LLP
1800 Avenue of the Stars, Suite 900	Sean C. Cunningham
Los Angeles, CA 90067	Erin P. Gibson
Telephone: (310) 277-1010	Robert Williams
Facsimile: (310) 203-7199	DLA PIPER LLP (US)
401 B Street, Suite 2000
Barbara A. Murphy	San Diego, CA 92101-4240
David F. Nickel	Telephone: (619) 699-2700
Kandis C. Gibson	Facsimile: (619) 699-2701
Foster, Murphy, Altman & Nickel, PC
1899 L Street NW #1150	Brian Erickson
Washington, DC 20036	DLA PIPER LLP (US)
Telephone: (202) 822-4100	401 Congress Avenue, Suite 2500
Facsimile: (202) 822-4199	Austin, Texas 78701-3799
Telephone: (512) 457-7000
Counsel for Complainant Immersion	Facsimile: (512) 457-7001
Corporation
Counsel for Respondents Apple Inc. and
AT&T Mobility LLC

/s/
Josh Krevitt
Benjamin Hershkowitz
George Stamatopoulos
GIBSON, DUNN & CRUTCHER LLP
200 Park Ave
New York, NY 10166-0193
Telephone: (212) 351-4000

Mark Reiter
GIBSON, DUNN & CRUTCHER LLP

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2100 McKinney Ave Ste 1100
Dallas, TX 75201-6912
Telephone: (214) 698-3100

2100 McKinney Ave Ste 1100
Dallas, TX 75201-6912
Telephone: (214) 698-3100

Eric T. Syu
GIBSON, DUNN & CRUTCHER LLP
3161 Michelson Dr.
Irvine, CA 92612-4412
Telephone: (949) 451-3800

Jill M. McCormack
GIBSON, DUNN & CRUTCHER LLP
1050 Connecticut Ave NW
Washington, DC 20036-5306
Telephone: (202) 955-8500

Counsel for Respondent AT&T Mobility,
LLC

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APPENDIX OF EXHIBITS IN SUPPORT OF JOINT MOTION TO TERMINATE THE INVESTIGATION ON THE BASIS OF A SETTLEMENT AGREEMENT

Ex. No.	Description

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EXHIBIT A-2

[JOINT STIPULATION (DE) ATTACHED]

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IN THE UNITED STATES DISTRICT COURT
FOR THE DISTRICT OF DELAWARE

IMMERSION CORPORATION, Plaintiff, vs. APPLE INC., AT&T INC., and AT&T MOBILITY LLC, Defendants.	) ) ) ) ) ) ) ) ) ) )	C.A. No. 16-077 (RGA)

JOINT STIPULATION TO DISMISS PURSUANT TO RULE 41
OF THE FEDERAL RULES OF CIVIL PROCEDURE

Pursuant to Rule 41(a)(1) of the Federal Rules of Civil Procedure and the agreements of the Parties, Plaintiff Immersion Corporation (“Immersion”) and Defendants Apple Inc. (“Apple”), AT&T Inc. (“AT&T”), and AT&T Mobility LLC (“AT&T Mobility”), (collectively the “Parties”), by and through counsel, hereby stipulate to the dismissal of this entire action as follows:
1.    All claims asserted by Immersion against Defendants in the Complaint filed in this action are dismissed with prejudice in their entirety.
2.    The Parties shall each bear their own costs and attorney’s fees incurred in connection with this action.

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Dated: January __, 2018            Respectfully submitted,

FARNAN LLP	DLA PIPER LLP (US)
/s/	/s/
Brian E. Farnan (#4089)	Denise S. Kraft (#2778)
Michael J. Farnan (#5165)	Brian A. Biggs (#5591)
919 North Market Street, 12th Floor	1201 North Market Street, Suite 2100
Wilmington, DE 19801	Wilmington, DE 19801-1147
(302) 777-0300	(302) 468-5700
bfarnan@farnanlaw.com	denise.kraft@dlapiper.com
mfarnan@farnanlaw.com	brian.biggs@dlapiper.com

IRELL & MANELLA LLP	Attorneys for Defendant Apple Inc.
Morgan Chu (Cal. #70446)
Richard M. Birnholz (Cal. #151543)	MORRIS, NICHOLS, ARSHT & TUNNELL LLP
Lisa S. Glasser (Cal. #223406)
Babak Redjaian (Cal. #185506)	/s/
1800 Avenue of the Stars, Suite 900	Karen Jacobs (#2881)
Los Angeles, CA 90067	1201 North Market Street
Telephone: (310) 277-1010	P.O. Box 1347
Facsimile: (310) 203-7199	Wilmington, DE 19899-1347
(302) 658-9200
Attorneys for Plaintiff Immersion	kjacobs@mnat.com
Corporation
Attorneys for Defendants AT&T Inc. and
AT&T Mobility LLC

SO ORDERED this ___ day of ____________, 2018
Hon. Richard G. Andrews
U.S. District Court Judge

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IN THE UNITED STATES DISTRICT COURT
FOR THE DISTRICT OF DELAWARE

IMMERSION CORPORATION, Plaintiff, vs. APPLE INC., AT&T INC., and AT&T MOBILITY LLC, Defendants.	) ) ) ) ) ) ) ) ) ) )	C.A. No. 16-00325 (RGA)

JOINT STIPULATION TO DISMISS PURSUANT TO RULE 41
OF THE FEDERAL RULES OF CIVIL PROCEDURE

Pursuant to Rule 41(a)(1) of the Federal Rules of Civil Procedure and the agreements of the Parties, Plaintiff Immersion Corporation (“Immersion”) and Defendants Apple Inc. (“Apple”), AT&T Inc. (“AT&T”), and AT&T Mobility LLC (“AT&T Mobility”), (collectively the “Parties”), by and through counsel, hereby stipulate to the dismissal of this entire action as follows:
1.    All claims asserted by Immersion against Defendants in the Complaint filed in this action are dismissed with prejudice in their entirety.
2.    The Parties shall each bear their own costs and attorney’s fees incurred in connection with this action.

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Dated: January __, 2018            Respectfully submitted,

FARNAN LLP	DLA PIPER LLP (US)
/s/	/s/
Brian E. Farnan (#4089)	Denise S. Kraft (#2778)
Michael J. Farnan (#5165)	Brian A. Biggs (#5591)
919 North Market Street, 12th Floor	1201 North Market Street, Suite 2100
Wilmington, DE 19801	Wilmington, DE 19801-1147
(302) 777-0300	(302) 468-5700
bfarnan@farnanlaw.com	denise.kraft@dlapiper.com
mfarnan@farnanlaw.com	brian.biggs@dlapiper.com

IRELL & MANELLA LLP	Attorneys for Defendant Apple Inc.
Morgan Chu (Cal. #70446)
Richard M. Birnholz (Cal. #151543)	MORRIS, NICHOLS, ARSHT & TUNNELL LLP
Lisa S. Glasser (Cal. #223406)
Babak Redjaian (Cal. #185506)	/s/
1800 Avenue of the Stars, Suite 900	Karen Jacobs (#2881)
Los Angeles, CA 90067	1201 North Market Street
Telephone: (310) 277-1010	P.O. Box 1347
Facsimile: (310) 203-7199	Wilmington, DE 19899-1347
(302) 658-9200
Attorneys for Plaintiff Immersion	kjacobs@mnat.com
Corporation
Attorneys for Defendants AT&T Inc. and
AT&T Mobility LLC

SO ORDERED this ___ day of ____________, 2018

Hon. Richard G. Andrews
U.S. District Court Judge

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EXHIBIT A-3
[IPR DISMISSAL FORMS ATTACHED]

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Email to Trials@ USPTO.gov

Dear Board:

The Parties have reached an agreement to resolve their disputes regarding the above referenced IPRs. Counsel for both parties request authorization to file a joint motion to terminate and dismiss in each of the following IPR proceedings under the Board’s authority under 37 C.F.R. §§ 42.72:

IPR2016-1372 ('57 l patent)

IPR20l6-l381 ('356 patent)

IPR2016-1603 ('7 l O paten t)

IPR2016-1884 ('260 patent)

IPR2016-1907 ('488 patent).

The motion will request that the Board terminate each of these IPRs under 35 U.S.C.
§ 317 and withdraw the decisions issued in IPRs 2016-1372 and -1381 as to which the period to request rehearing has not yet expired. The parties have conferred, and are in agreement on these motions.
The parties are available on [DATES AND TIMES TBD] should a conference be desired before authorizing the filing of the motions.
[NAMES OF COUNSEL FOR THE PATENT OWNER AND PETITIONER]

[CONTENT OF JOINT MOTIONS TO BE PREPARED BY COUNSEL]

0.0 01

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EXHIBIT B

[***]

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EXHIBIT C

[IMMERSION FORM W-9 ATTACHED]

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Form **W-9**
(Rev. October 2007)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Give form to the requester. Do not send to the IRS.

Print or type
See Specific Instructions on page 2.

Name (as shown on your income tax return)
IMMERSION CORPORATION

Business name, if different from above

Check appropriate box: ☐ Individual/Sole proprietor ☒ Corporation ☐ Partnership
☐ Limited liability company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership) ▶ ....
☐ Other (see instructions) ▶
☐ Exempt payee

Address (number, street, and apt. or suite no.)
50 RIO ROBLES

Requester's name and address (optional)

City, state, and ZIP code
SAN JOSE, CA 95134

List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN* on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number

or

Employer identification number
94 3180138

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3. I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here Signature of U.S. person ▶ [signature] Date ▶ 1/18/18

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),
2. Certify that you are not subject to backup withholding, or
3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien,
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,
- An estate (other than a foreign estate), or
- A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners' share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

- The U.S. owner of a disregarded entity and not the entity,

Cat. No. 10231X Form **W-9** (Rev. 10-2007)

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Form W-9 (Rev. 10-2007) Page 2

• The U.S. grantor or other owner of a grantor trust and not the trust, and

• The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

**Foreign person.** If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

**Nonresident alien who becomes a resident alien.** Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

***Example.*** Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

**What is backup withholding?** Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

**Payments you receive will be subject to backup withholding if:**

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see *Special rules for partnerships* on page 1.

## Penalties

**Failure to furnish TIN.** If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

**Civil penalty for false information with respect to withholding.** If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

**Criminal penalty for falsifying information.** Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

**Misuse of TINs.** If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

# Specific Instructions

## Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

**Sole proprietor.** Enter your individual name as shown on your income tax return on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name" line.

**Limited liability company (LLC).** Check the "Limited liability company" box only and enter the appropriate code for the tax classification ("D" for disregarded entity, "C" for corporation, "P" for partnership) in the space provided.

For a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Regulations section 301.7701-3, enter the owner's name on the "Name" line. Enter the LLC's name on the "Business name" line.

For an LLC classified as a partnership or a corporation, enter the LLC's name on the "Name" line and any business, trade, or DBA name on the "Business name" line.

**Other entities.** Enter your business name as shown on required federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name" line.

**Note.** You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

## Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the "Exempt payee" box in the line following the business name, sign and date the form.

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Form W-9 (Rev. 10-2007) Page 3

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

**Note.** If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

| IF the payment is for . . . | THEN the payment is exempt for . . . |
|---|---|
| Interest and dividend payments | All exempt payees except for 9 |
| Broker transactions | Exempt payees 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker |
| Barter exchange transactions and patronage dividends | Exempt payees 1 through 5 |
| Payments over $600 required to be reported and direct sales over $5,000[1] | Generally, exempt payees 1 through 7[2] |

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, and payments for services paid by a federal executive agency.

## Part I. Taxpayer Identification Number (TIN)

**Enter your TIN in the appropriate box.** If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see *Limited liability company (LLC)* on page 2), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

**Note.** See the chart on page 4 for further clarification of name and TIN combinations.

**How to get a TIN.** If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at *www.ssa.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting *www.irs.gov* or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

**Note.** Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

**Caution:** *A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.*

## Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt payees, see *Exempt Payee* on page 2.

**Signature requirements.** Complete the certification as indicated in 1 through 5 below.

**1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983.** You must give your correct TIN, but you do not have to sign the certification.

**2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983.** You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

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Form W-9 (Rev. 10-2007) Page **4**

**3. Real estate transactions.** You must sign the certification. You may cross out item 2 of the certification.

**4. Other payments.** You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

**5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions.** You must give your correct TIN, but you do not have to sign the certification.

## What Name and Number To Give the Requester

| For this type of account: | Give name and SSN of: |
|---|---|
| 1. Individual | The individual |
| 2. Two or more individuals (joint account) | The actual owner of the account or, if combined funds, the first individual on the account [1] |
| 3. Custodian account of a minor (Uniform Gift to Minors Act) | The minor [2] |
| 4. a. The usual revocable savings trust (grantor is also trustee) | The grantor-trustee [1] |
| b. So-called trust account that is not a legal or valid trust under state law | The actual owner [1] |
| 5. Sole proprietorship or disregarded entity owned by an individual | The owner [3] |
| **For this type of account:** | **Give name and EIN of:** |
| 6. Disregarded entity not owned by an individual | The owner |
| 7. A valid trust, estate, or pension trust | Legal entity [4] |
| 8. Corporate or LLC electing corporate status on Form 8832 | The corporation |
| 9. Association, club, religious, charitable, educational, or other tax-exempt organization | The organization |
| 10. Partnership or multi-member LLC | The partnership |
| 11. A broker or registered nominee | The broker or nominee |
| 12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments | The public entity |

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or "DBA" name on the second name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships* on page 1.

**Note.** If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

## Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

Call the IRS at 1-800-829-1040 if you think your identity has been used inappropriately for tax purposes.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

**Protect yourself from suspicious emails or phishing schemes.** Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS personal property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: *spam@uce.gov* or contact them at *www.consumer.gov/idtheft* or 1-877-IDTHEFT(438-4338).

Visit the IRS website at *www.irs.gov* to learn more about identity theft and how to reduce your risk.

## Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

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EXHIBIT D

[IMMERSION PRESS RELEASE ATTACHED]

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IMMERSION REACHES GLOBAL SETTLEMENT WITH APPLE
SAN JOSE, Calif., January 29, 2018-Immersion Corporation (Nasdaq: IMMR), the leading developer and licensor of touch feedback technology, today announced that the Company has entered into settlement and license agreements with Apple, the terms of which are confidential.
About Immersion Corporation
Immersion is the leading innovator of touch feedback technology, also known as haptics. The company provides technology solutions for creating immersive and realistic experiences that enhance digital interactions by engaging users’ sense of touch. With more than 2,600 issued or pending patents, Immersion’s technology has been adopted in more than 3 billion digital devices, and provides haptics in mobile, automotive, advertising, gaming, medical and consumer electronics products. Immersion is headquartered in San Jose, California with offices worldwide. Learn more at www.immersion.com.
Immersion and the Immersion logo are trademarks of Immersion Corporation in the United States and other countries.
(IMMR - C)
Contacts
Immersion Corporation
Nancy Erba, Chief Financial Officer
408-350-8850
nerba@immersion.com
The Blueshirt Group
Jennifer Jarman
+1 415.217.5866
jennifer@blueshirtgroup.com

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